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Report of Independent Accountants on Applying Agreed-Upon Procedures

Saluda Grade Opportunities Fund LLC (the “Sponsor”) Run 8 Depositor LLC (the “Depositor”) 5 Bryant Park, 23rd Floor New York, New York 10018	8 December 2023

Re:	Momnt Technologies Trust 2023-1 (the “Issuer”)

Asset-Backed Notes (the “Notes”)

Sample Receivable Agreed-Upon Procedures

We have performed the procedures enumerated in Attachment A, which were agreed to and acknowledged as appropriate by the Sponsor, Depositor, Momnt Technologies Inc. (the “Program Sponsor”) and Jefferies LLC (“Jefferies”) (collectively, the “Specified Parties”), for the intended purpose of assisting the Specified Parties in evaluating the accuracy of certain information with respect to a pool of consumer loans entered into primarily to finance home improvement-related products and services (the “Pooled Receivables”) relating to the Issuer’s securitization transaction. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. The appropriateness of these procedures is solely the responsibility of the Specified Parties identified in this report. No other party acknowledged the appropriateness of the procedures. Consequently, we make no representation regarding the appropriateness of the procedures described in Attachment A, either for the purpose for which this report has been requested or for any other purpose.

The procedures performed and our associated findings are included in Attachment A.

For the purpose of the procedures described in this report, Jefferies, on behalf of the Depositor, provided us with:

a.	Electronic data files (collectively, the “Provided Data Files"):
i.	Labeled “MOMNT 2023-1_Statistical Pool_Final.xlsx” and the corresponding record layout and decode information, as applicable (the “Preliminary Data File”), that Jefferies, on behalf of the Depositor, indicated contains information as of the close of business on 31 October 2023 (the “Statistical Cutoff Date”) relating to certain consumer loans entered into primarily to finance home improvement-related products and services (the “Statistical Pooled Receivables”) that are expected to be representative of the Pooled Receivables and
ii.	Labeled “MOMNT 2023-1_Statistical Pool_Final 11.21.23.xlsx” and the corresponding record layout and decode information, as applicable (the “Data File”), that Jefferies, on behalf of the Depositor, indicated contains additional information as of the Statistical Cutoff Date relating to the Statistical Pooled Receivables,
b.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the Program Sponsor, on behalf of the Depositor, provided us with:

a.	Imaged copies of the following items (collectively, the “Source Documents”):
i.	Installment loan agreement (the “Loan Agreement”) and
ii.	Credit report (the “Original Credit Score Report”)

that the Program Sponsor, on behalf of the Depositor, indicated relate to each Sample Receivable (as defined in Attachment A),

b.	An electronic data file labeled “Servicing Tape Query - EY 11.17.2023 vF.xlsb” and the corresponding record layout and decode information, as applicable (the “Servicing System Report,” together with the Source Documents, the “Sources”), that the Program Sponsor, on behalf of the Depositor, indicated contains servicing information as of the Statistical Cutoff Date relating to the Sample Receivables and
c.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, the Sponsor, on behalf of the Depositor, provided us with:

a.	The list of relevant characteristics (the “Sample Characteristics”) on the Provided Data Files, which is shown on Exhibit 1 to Attachment A, and
b.	Instructions, assumptions and methodologies, which are described in Attachment A.

For the purpose of the procedures described in this report, certain information contained on the Provided Data Files is the “Subject Matter” as of the date of this report.

The procedures included in Attachment A were limited to comparing or recalculating certain information that is further described in Attachment A. The Depositor is responsible for the Subject Matter, Provided Data Files, Sources, Sample Characteristics and the determination of the instructions, assumptions and methodologies that are described herein. We were not requested to perform, and we have not performed, any procedures other than those listed in Attachment A. We have not verified, and we make no representation as to, the accuracy, completeness or reasonableness of the Sources or any other information provided to us, or that we were instructed to obtain, as applicable, by Jefferies, the Program Sponsor or the Sponsor, on behalf of the Depositor, upon which we relied in forming our findings. Accordingly, we make no representation and express no opinion or conclusion as to (a) the existence of the Statistical Pooled Receivables or Pooled Receivables, (b) questions of legal or tax interpretation or (c) the appropriateness, accuracy, completeness or reasonableness of any instructions, assumptions and methodologies provided to us by Jefferies, the Program Sponsor or the Sponsor, on behalf of the Depositor, that are described in this report. We undertake no responsibility to update this report for events and circumstances occurring after the date hereof.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants (the “AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the Specified Parties have agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to, and did not, conduct an examination to express an opinion or a review to express a conclusion in accordance with attestation standards established by the AICPA on any of the items referred to herein. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The agreed-upon procedures described in this report were not performed for the purpose of:

a.	Satisfying any criteria for due diligence published by a nationally recognized statistical rating organization (a “rating agency”) or
b.	Making any findings with respect to:
i.	Whether the origination of the Pooled Receivables conformed to, or deviated from, stated underwriting or credit extension guidelines, standards, criteria, or other requirements,
ii.	The value of the collateral securing the Pooled Receivables,
iii.	Whether the originator(s) of the Pooled Receivables complied with federal, state or local laws or regulations or
iv.	Any other factor or characteristic of the Pooled Receivables that would be material to the likelihood that the Issuer of the Notes will pay interest and principal in accordance with applicable terms and conditions.

We are required to be independent of the Depositor and to meet our other ethical responsibilities, as applicable, for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedures engagements are less restrictive than independence requirements for audit and other attestation services.

This report is intended solely for the information and use of the Specified Parties and is not intended to be, and should not be, used by anyone other than the Specified Parties. It is not intended to be, and should not be, used by any other person or entity, including investors and rating agencies, who are not identified in this report as Specified Parties but who may have access to this report as required by law or regulation.

/s/ Ernst & Young LLP

8 December 2023

Attachment A

Procedures performed and our associated findings

1.	As instructed by the Sponsor, on behalf of the Depositor, we randomly selected a sample of 150 Statistical Pooled Receivables from the Preliminary Data File (the “Sample Receivables”). For the purpose of this procedure, the Sponsor, on behalf of the Depositor, did not inform us as to the basis for how they determined the number of Sample Receivables or the methodology they instructed us to use to select the Sample Receivables from the Preliminary Data File.

For the purpose of the procedures described in this report, the 150 Sample Receivables are referred to as Sample Receivable Numbers 1 through 150.

2.	For each Sample Receivable, we compared the Sample Characteristics listed on Exhibit 1 to Attachment A, as shown on the Preliminary Data File, to the corresponding information located in the Sources, subject to the instructions, assumptions and methodologies provided by the Program Sponsor, on behalf of the Depositor, described in the notes to Exhibit 1 to Attachment A. The Sources that we were instructed by the Program Sponsor, on behalf of the Depositor, to use for each Sample Characteristic are shown on Exhibit 1 to Attachment A. Except for the information shown on Exhibit 2 to Attachment A, all such compared information was in agreement. We provided the information shown on Exhibit 2 to Attachment A to the Specified Parties.

3.	Subsequent to the procedures described in the Items above, Jefferies, on behalf of the Depositor, provided us with the Data File. For each consumer loan on the Preliminary Data File and Data File, we compared the loan number, as shown on the Preliminary Data File, to the corresponding loan number, as shown on the Data File, and noted that:
a.	All of the Statistical Pooled Receivables were included on both the Preliminary Data File and Data File and
b.	No consumer loans other than the Statistical Pooled Receivables were included on the Preliminary Data File or Data File.

4.	For each Sample Receivable on the Data File, we compared the Sample Characteristics, as shown on the Data File, to the corresponding information we identified in performing the procedures described in Item 2. above, as shown in the Sources. Except for the information shown on Exhibit 3 to Attachment A, all such compared information was in agreement.

Exhibit 1 to Attachment A

Sample Characteristics and Sources

Sample Characteristic	Provided Data Files Field Name	Source(s)	Note(s)

Loan number	LoanNumber	Loan Agreement	i.

Origination date	Origination Date	Loan Agreement

Original loan term	Original Term	Loan Agreement

Annual percentage rate	APR	Loan Agreement

First payment date	First Payment Date	Loan Agreement

Maturity date	Maturity Date	Loan Agreement	ii.

Remaining loan term	Remaining Term	Servicing System Report

Current unpaid principal balance	Prn_EndingBalance	Servicing System Report	iii.

Loan status	Status	Servicing System Report

State of residence	borrower State	Servicing System Report

Original FICO	FICO_Score_v9	Original Credit Score Report

Requested amount	Requested_Amount	Servicing System Report	iii.

Credit limit	Credit_Limit	Servicing System Report

Debt-to-income ratio	DTI	Servicing System Report	iv.

Risk grade	RiskGrade	Servicing System Report

Exhibit 1 to Attachment A

Notes:

i.	For identification purposes only.

ii.	For the purpose of comparing the maturity date Sample Characteristic for each Sample Receivable, the Program Sponsor, on behalf of the Depositor, instructed us to ignore differences of +/- one day.

iii.	For the purpose of comparing the indicated Sample Characteristics for each Sample Receivable, the Program Sponsor, on behalf of the Depositor, instructed us to round the corresponding value, as shown on the Servicing System Report, to the nearest whole integer.

iv.	For the purpose of comparing the debt-to-income ratio Sample Characteristic for each Sample Receivable, the Program Sponsor, on behalf of the Depositor, instructed us to round the corresponding values, as shown on the Preliminary Data File and Servicing System Report, to the nearest fourth decimal place (XX.XX%).

We performed no procedures to determine the accuracy, completeness or reasonableness of the instructions, assumptions and methodologies provided by the Program Sponsor, on behalf of the Depositor, that are described in the notes above.

Exhibit 2 to Attachment A

Sample Characteristic Differences

between the Preliminary Data File and Sources

Sample Receivable Number	Sample Characteristic	Preliminary Data File Value	Source Value

16	Remaining loan term	52	53

17	Remaining loan term	52	53

18	Remaining loan term	58	59

27	Debt-to-income ratio	17.32%	17.33%

36	Remaining loan term	65	66

37	Remaining loan term	54	55

42	Remaining loan term	65	66

45	Remaining loan term	66	67

48	Remaining loan term	60	61

58	Debt-to-income ratio	6.88%	6.89%

61	Remaining loan term	112	113

69	Remaining loan term	66	67

71	Remaining loan term	52	53

82	Remaining loan term	55	56

84	Remaining loan term	61	62

93	Remaining loan term	53	54

100	Remaining loan term	31	32

101	Remaining loan term	62	63

102	Remaining loan term	116	117

103	Remaining loan term	56	57

104	Remaining loan term	56	57

Exhibit 2 to Attachment A

Sample Receivable Number	Sample Characteristic	Preliminary Data File Value	Source Value

105	Remaining loan term	68	69

107	Remaining loan term	116	117

121	Remaining loan term	69	70

123	Remaining loan term	63	64

126	Remaining loan term	52	53

127	Remaining loan term	60	61

129	Remaining loan term	52	53

132	Remaining loan term	56	57

134	Remaining loan term	69	70

140	Remaining loan term	138	139

142	Origination date	8/18/2023	8/21/2023

145	Remaining loan term	69	70

146	Remaining loan term	21	22

148	Remaining loan term	68	69

Exhibit 3 to Attachment A

Sample Characteristic Differences

between the Data File and Sources

Sample Receivable Number	Sample Characteristic	Data File Value	Source Value

27	Debt-to-income ratio	17.32%	17.33%

58	Debt-to-income ratio	6.88%	6.89%

142	Origination date	8/18/2023	8/21/2023